                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2003
                                                         -----------------


                         NORTHWEST PIPELINE CORPORATION
             (Exact name of registrant as specified in its charter)




                DELAWARE                               1-7414                              87-0269236
     (State or other jurisdiction             (Commission File Number)                  (I.R.S. Employer
           of incorporation)                                                           Identification No.)



            295 CHIPETA WAY                                                                   84108
         SALT LAKE CITY, UTAH                                                              (Zip Code)
         (Address of principal
          executive offices)

        Registrant's telephone number, including area code: 801-583-8800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

         Northwest Pipeline Corporation wishes to disclose for Regulation FD purposes its Management's Narrative Analysis of the Results of Operations, Audited Financial Statements and Supplementary Data, and Notes to Financial Statements for the year ended December 31, 2002, as set forth in Exhibit 99.1 attached hereto.

         Northwest Pipeline Corporation's independent auditors, Ernst & Young LLP, consent to filing of the information contained herein as set forth in
Exhibit 99.2.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTHWEST PIPELINE CORPORATION


                                       By:      /s/ Brian K. Shore
                                                ---------------------
                                       Name:    Brian K. Shore
                                       Title:   Corporate Secretary

Dated:  February 26, 2003



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------

    99.1                   Northwest Pipeline Corporation's Management's Narrative Analysis of the Results of
                           Operations, Financial Statements and Supplementary Data, and Notes to Financial
                           Statements for the year ended December 31, 2002.

    99.2                   Consent of Independent Auditors.



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